Putnam Research Fund
The fund's portfolio
4/30/24 (Unaudited)

COMMON STOCKS (98.2%)(a)
	Shares	Value
Aerospace and defense (1.6%)
Boeing Co. (The)(NON)	3,042	$510,569
Howmet Aerospace, Inc.	24,365	1,626,364
L3Harris Technologies, Inc.	3,452	738,901
Northrop Grumman Corp.	6,465	3,135,719
RTX Corp.	19,600	1,989,792

		8,001,345
Air freight and logistics (1.0%)
FedEx Corp.	18,956	4,962,302

		4,962,302
Automobiles (1.1%)
General Motors Co.	20,670	920,435
Tesla, Inc.(NON)	26,348	4,829,061

		5,749,496
Banks (2.7%)
Bank of America Corp.	156,833	5,804,389
Citigroup, Inc.	132,595	8,132,051

		13,936,440
Beverages (2.6%)
Coca-Cola Co. (The)	86,377	5,335,507
Monster Beverage Corp.(NON)	19,797	1,058,150
PepsiCo, Inc.	38,361	6,748,084

		13,141,741
Biotechnology (2.2%)
AbbVie, Inc.	44,068	7,167,220
Ascendis Pharma A/S ADR (Denmark)(NON)	18,864	2,611,532
Regeneron Pharmaceuticals, Inc.(NON)	1,610	1,433,963

		11,212,715
Broadline retail (4.3%)
Amazon.com, Inc.(NON)	126,438	22,126,650

		22,126,650
Building products (0.2%)
Johnson Controls International PLC	16,056	1,044,764

		1,044,764
Capital markets (2.3%)
BlackRock, Inc.	824	621,823
Charles Schwab Corp. (The)	61,388	4,539,643
Goldman Sachs Group, Inc. (The)	7,192	3,068,898
KKR & Co., Inc.	27,831	2,590,231
Quilter PLC (United Kingdom)	853,979	1,170,347

		11,990,942
Chemicals (2.2%)
Corteva, Inc.	57,336	3,103,597
DuPont de Nemours, Inc.	23,784	1,724,340
Eastman Chemical Co.	14,285	1,349,075
Linde PLC	2,947	1,299,509
PPG Industries, Inc.	10,540	1,359,660
Sherwin-Williams Co. (The)	7,832	2,346,546

		11,182,727
Construction materials (0.4%)
CRH PLC (Ireland)	27,113	2,099,088

		2,099,088
Consumer finance (0.7%)
Capital One Financial Corp.	25,620	3,674,677

		3,674,677
Consumer staples distribution and retail (2.2%)
BJ's Wholesale Club Holdings, Inc.(NON)	10,795	806,171
Costco Wholesale Corp.	3,715	2,685,574
Target Corp.	13,758	2,214,762
Walmart, Inc.	89,370	5,304,110

		11,010,617
Containers and packaging (0.5%)
Avery Dennison Corp.	5,967	1,296,510
Ball Corp.	7,208	501,461
Berry Global Group, Inc.	13,870	785,597

		2,583,568
Electric utilities (2.5%)
Exelon Corp.	59,813	2,247,772
NextEra Energy, Inc.	38,837	2,600,914
NRG Energy, Inc.	69,807	5,072,875
PG&E Corp.	91,135	1,559,320
PPL Corp.	45,364	1,245,695

		12,726,576
Electrical equipment (0.5%)
Vertiv Holdings Co. Class A	28,262	2,628,366

		2,628,366
Electronic equipment, instruments, and components (0.5%)
Vontier Corp.	63,164	2,566,353

		2,566,353
Energy equipment and services (0.3%)
Diamond Offshore Drilling, Inc.(NON)	105,257	1,288,346

		1,288,346
Entertainment (0.9%)
Netflix, Inc.(NON)	4,721	2,599,571
Walt Disney Co. (The)	19,946	2,216,001

		4,815,572
Financial services (4.1%)
Apollo Global Management, Inc.	40,086	4,344,521
Berkshire Hathaway, Inc. Class B(NON)	8,951	3,551,130
Mastercard, Inc. Class A	18,808	8,486,170
Visa, Inc. Class A	17,170	4,612,034

		20,993,855
Food products (0.3%)
General Mills, Inc.	18,858	1,328,735

		1,328,735
Ground transportation (1.4%)
Canadian Pacific Kansas City, Ltd. (Canada)	23,053	1,808,047
Hertz Global Holdings, Inc.(NON)	67,003	304,864
Uber Technologies, Inc.(NON)	30,921	2,049,135
Union Pacific Corp.	12,921	3,064,344

		7,226,390
Health care equipment and supplies (2.2%)
Abbott Laboratories	15,060	1,595,908
Boston Scientific Corp.(NON)	41,509	2,983,252
Dexcom, Inc.(NON)	9,773	1,244,982
Edwards Lifesciences Corp.(NON)	10,118	856,691
Intuitive Surgical, Inc.(NON)	7,048	2,612,130
Medtronic PLC	13,331	1,069,679
Stryker Corp.	2,417	813,321

		11,175,963
Health care providers and services (3.2%)
Cigna Group (The)	7,005	2,501,065
Elevance Health, Inc.	1,419	750,055
McKesson Corp.	8,226	4,419,089
UnitedHealth Group, Inc.	17,823	8,620,985

		16,291,194
Hotels, restaurants, and leisure (2.0%)
Booking Holdings, Inc.	1,071	3,697,124
Chipotle Mexican Grill, Inc.(NON)	1,118	3,532,433
Hilton Worldwide Holdings, Inc.	12,453	2,456,728
McDonald's Corp.	1,616	441,233

		10,127,518
Household durables (1.1%)
PulteGroup, Inc.	47,972	5,345,040

		5,345,040
Household products (1.6%)
Clorox Co. (The)	4,269	631,257
Procter & Gamble Co. (The)	46,712	7,623,398

		8,254,655
Industrial conglomerates (0.5%)
Honeywell International, Inc.	13,886	2,676,249

		2,676,249
Insurance (2.5%)
AIA Group, Ltd. (Hong Kong)	451,000	3,307,179
Assured Guaranty, Ltd.	58,983	4,523,996
AXA SA (France)	103,434	3,561,432
Prudential PLC (United Kingdom)	152,511	1,327,121

		12,719,728
Interactive media and services (6.6%)
Alphabet, Inc. Class A(NON)	125,672	20,456,888
Meta Platforms, Inc. Class A	31,089	13,373,555

		33,830,443
Life sciences tools and services (1.7%)
Bio-Rad Laboratories, Inc. Class A(NON)	7,771	2,096,227
Danaher Corp.	10,596	2,613,186
Mettler-Toledo International, Inc.(NON)	486	597,634
Thermo Fisher Scientific, Inc.	6,358	3,615,922

		8,922,969
Machinery (1.7%)
Fortive Corp.	31,092	2,340,295
Ingersoll Rand, Inc.	20,996	1,959,347
Otis Worldwide Corp.	46,167	4,210,431

		8,510,073
Media (0.5%)
Charter Communications, Inc. Class A(NON)	9,160	2,344,410

		2,344,410
Metals and mining (0.6%)
Agnico-Eagle Mines, Ltd. (Canada)	19,586	1,240,335
Anglo American PLC (London Exchange) (United Kingdom)	21,046	686,716
Glencore PLC (United Kingdom)	205,837	1,198,748

		3,125,799
Multi-utilities (0.4%)
Ameren Corp.	14,021	1,035,731
CenterPoint Energy, Inc.	26,271	765,537

		1,801,268
Office REITs (0.2%)
Vornado Realty Trust(R)	43,471	1,131,550

		1,131,550
Oil, gas, and consumable fuels (4.0%)
BP PLC (United Kingdom)	226,261	1,463,633
Cenovus Energy, Inc. (Canada)	134,318	2,759,244
ConocoPhillips	25,038	3,145,274
Exxon Mobil Corp.	91,508	10,822,651
Shell PLC (London Exchange) (United Kingdom)	68,868	2,454,222

		20,645,024
Passenger airlines (0.2%)
Southwest Airlines Co.	45,962	1,192,254

		1,192,254
Pharmaceuticals (3.3%)
4Front Ventures Corp.(NON)	1,724,209	210,871
Eli Lilly and Co.	8,041	6,280,825
Innoviva, Inc.(NON)	149,356	2,256,769
Johnson & Johnson	23,404	3,383,984
Merck & Co., Inc.	33,233	4,294,368
Zoetis, Inc.	4,134	658,298

		17,085,115
Semiconductors and semiconductor equipment (9.8%)
Advanced Micro Devices, Inc.(NON)	58,940	9,334,917
Broadcom, Inc.	7,423	9,651,904
NVIDIA Corp.	27,016	23,342,364
Qualcomm, Inc.	48,221	7,997,453

		50,326,638
Software (11.0%)
Fair Isaac Corp.(NON)	2,108	2,389,060
Microsoft Corp.	96,039	37,390,864
Oracle Corp.	83,558	9,504,723
Salesforce, Inc.	26,188	7,043,001

		56,327,648
Specialized REITs (0.7%)
American Tower Corp.(R)	5,226	896,573
Gaming and Leisure Properties, Inc.(R)	67,835	2,898,590

		3,795,163
Specialty retail (2.2%)
CarMax, Inc.(NON)	11,022	749,165
Home Depot, Inc. (The)	22,683	7,581,113
O'Reilly Automotive, Inc.(NON)	1,000	1,013,260
TJX Cos., Inc. (The)	17,420	1,639,048

		10,982,586
Technology hardware, storage, and peripherals (6.0%)
Apple, Inc.	137,730	23,459,551
Seagate Technology Holdings PLC	84,197	7,233,364

		30,692,915
Textiles, apparel, and luxury goods (0.4%)
Levi Strauss & Co. Class A	33,653	714,117
Lululemon Athletica, Inc. (Canada)(NON)	1,411	508,807
Nike, Inc. Class B	6,084	561,310
On Holding AG Class A (Switzerland)(NON)	14,236	451,993

		2,236,227
Trading companies and distributors (0.5%)
United Rentals, Inc.	3,448	2,303,230

		2,303,230
Wireless telecommunication services (0.8%)
T-Mobile US, Inc.	24,110	3,958,133

		3,958,133

Total common stocks (cost $290,490,483)		$502,093,057

PURCHASED OPTIONS OUTSTANDING (0.1%)(a)
Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
Citibank, N.A.
Oracle Corp. (Call)	Jan-25/$140.00	$14,463,881	$127,155	$463,976
UBS AG
BP PLC (Call)	Jun-24/45.00	924,781	23,853	1,564
Hertz Global Holdings, Inc. (Call)	Jun-24/25.00	198,348	43,593	—

Total purchased options outstanding (cost $515,630)				$465,540

U.S. TREASURY OBLIGATIONS (—%)(a)
	Principal amount	Value
U.S. Treasury Notes 0.625%, 8/15/30(i)	$146,000	$114,024

Total U.S. treasury obligations (cost $114,024)		$114,024

SHORT-TERM INVESTMENTS (1.7%)(a)
		Principal amount/shares	Value
Putnam Short Term Investment Fund Class P 5.48%(AFF)	Shares	7,883,424	$7,883,424
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.25%(P)	Shares	300,000	300,000
U.S. Treasury Bills 5.394%, 5/23/24		$200,000	199,355
U.S. Treasury Bills 5.385%, 6/25/24(SEG)		300,000	297,581

Total short-term investments (cost $8,680,394)			$8,680,360
TOTAL INVESTMENTS

Total investments (cost $299,800,531)			$511,352,981

	FORWARD CURRENCY CONTRACTS at 4/30/24 (aggregate face value $26,293,212) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	6/20/24	$5,842,761	$5,935,280	$92,519
		Canadian Dollar	Sell	7/17/24	464,331	474,181	9,850
		Danish Krone	Sell	6/20/24	1,150,352	1,177,368	27,016
		Hong Kong Dollar	Buy	5/16/24	139,692	139,850	(158)
	Barclays Bank PLC
		Euro	Sell	6/20/24	992,334	1,011,174	18,840
	Citibank, N.A.
		Canadian Dollar	Sell	7/17/24	1,641,886	1,676,420	34,534
		Euro	Sell	6/20/24	1,446,155	1,473,480	27,325
	Goldman Sachs International
		Hong Kong Dollar	Sell	5/16/24	125,126	125,341	215
	HSBC Bank USA, National Association
		Hong Kong Dollar	Sell	5/16/24	2,560,178	2,566,230	6,052
	JPMorgan Chase Bank N.A.
		Canadian Dollar	Sell	7/17/24	1,833,102	1,871,881	38,779
	Morgan Stanley & Co. International PLC
		British Pound	Sell	6/20/24	189,105	191,212	2,107
		Canadian Dollar	Buy	7/17/24	127,283	128,315	(1,032)
		Euro	Sell	6/20/24	1,900,405	1,938,183	37,778
	NatWest Markets PLC
		Canadian Dollar	Sell	7/17/24	112,301	114,665	2,364
		Danish Krone	Sell	6/20/24	913,147	934,634	21,487
	State Street Bank and Trust Co.
		British Pound	Buy	6/20/24	126,112	128,472	(2,360)
		Canadian Dollar	Buy	7/17/24	446,002	408,688	37,314
		Hong Kong Dollar	Sell	5/16/24	946,806	949,069	2,263
	Toronto-Dominion Bank
		Canadian Dollar	Sell	7/17/24	1,136,970	1,137,259	289
	UBS AG
		Canadian Dollar	Sell	7/17/24	1,415,466	1,438,881	23,415
		Euro	Sell	6/20/24	1,177,541	1,199,625	22,084
	WestPac Banking Corp.
		British Pound	Sell	6/20/24	1,253,118	1,273,004	19,886

	Unrealized appreciation						424,117

	Unrealized (depreciation)						(3,550)

	Total						$420,567
*	The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 4/30/24 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	12	$3,021,414	$3,040,200	Jun-24	$(31,052)

Unrealized appreciation					—

Unrealized (depreciation)					(31,052)

Total					$(31,052)

WRITTEN OPTIONS OUTSTANDING at 4/30/24 (premiums $294,797) (Unaudited)
Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
Citibank, N.A.
Oracle Corp. (Call)	Jan-25/$150.00	$14,463,881	$127,155	$265,594
UBS AG
BP PLC (Call)	Jun-24/50.00	924,781	23,853	90
Hertz Global Holdings, Inc. (Call)	Jun-24/30.00	198,348	43,593	—

Total				$265,684

Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2023 through April 30, 2024 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $511,391,969.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 7/31/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 4/30/24
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$8,137,724	$32,525,994	$40,663,718	$200,467	$—
	Putnam Short Term Investment Fund Class P‡	8,857,497	71,012,493	71,986,566	357,275	7,883,424

	Total Short-term investments	$16,995,221	$103,538,487	$112,650,284	$557,742	$7,883,424
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund did not have any securities on loan.
‡ Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $149,762.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Options contracts: The fund used options contracts for gaining exposure to securities and for managing downside risks.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts for equitizing cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used for hedging foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$44,948,558	$—	$—
Consumer discretionary	56,567,517	—	—
Consumer staples	33,735,748	—	—
Energy	18,015,515	3,917,855	—
Financials	53,949,563	9,366,079	—
Health care	64,687,956	—	—
Industrials	38,544,973	—	—
Information technology	139,913,554	—	—
Materials	17,105,718	1,885,464	—
Real estate	4,926,713	—	—
Utilities	14,527,844	—	—

Total common stocks	486,923,659	15,169,398	—
Purchased options outstanding	—	465,540	—
U.S. treasury obligations	—	114,024	—
Short-term investments	300,000	8,380,360	—

Totals by level	$487,223,659	$24,129,322	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$420,567	$—
Futures contracts	(31,052)	—	—
Written options outstanding	—	(265,684)	—

Totals by level	$(31,052)	$154,883	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased equity option contracts (contract amount)	$140,000
Written equity option contracts (contract amount)	$140,000
Futures contracts (number of contracts)	9
Forward currency contracts (contract amount)	$26,900,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com